Asset Portfolio Manager
Variable Universal Life Insurance Policy

Issued by Security Life of Denver Insurance Company
and
Security Life Separate Account L1

Supplement dated June 1, 2003 to the Statement of Additional Information dated May 1, 2003

This supplement updates and replaces certain information contained in your May 1, 2003, Statement of Additional Information. Please read it carefully and keep it with your Statement of Additional Information for future reference.

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The following paragraphs replace the sixth through tenth paragraphs of the "Distribution of the Policies" section in the Statement of Additional Information:

The policy has two structures for the distribution allowance, but the structure does not affect fees or charges on your policy.

Under one structure, the distribution allowance is up to 65% of the target premium we receive in the first year and a lower percentage in years 2 - 5. For premium over target we also pay less. Under this structure a broker/dealer also receives renewal commissions of up to 3% of gross premiums received in the 6th - 10th years, and lower thereafter.

Under the other structure, the distribution allowance is up to 100% of the target premium we receive in the first year. For premium over target we pay less. Under this structure a broker/dealer also receives renewal commissions of up to 4% of gross premiums received in the 2nd - 10th years, and lower thereafter.

Under both structures, broker/dealers receive trail commissions of up to 0.15% of the average net policy value in policy years 2 - 20 and a lower rate thereafter.

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